UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 14, 2026

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2026, iBio, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved Amendment No. 1 (the “Plan Amendment”) to the iBio, Inc. 2023 Omnibus Incentive Plan (the “Plan”) to amend the “evergreen” provision of the Plan such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), reserved and available for issuance under the Plan will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year, plus (ii) 3% of the number of shares of Common Stock issuable upon exercise of pre-funded warrants outstanding on December 31 of the preceding calendar year, and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance under the Plan will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, provided that the Board of Directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares. A description of the Plan, as amended by the Plan Amendment, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “Commission”) on September 4, 2026 (the “Definitive Proxy Statement”), in the section entitled “Proposal 5 — Approval of an Amendment to the Company’s 2023 Omnibus Incentive Plan,” which is incorporated herein by reference. The description of the Plan Amendment is qualified in its entirety by reference to the full text thereof, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 below, at the Annual Meeting the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of Common Stock from 275,000,000 shares to 500,000,000 shares (the “Authorized Share Increase”). On October 16, 2026, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the Authorized Share Increase, which became effective upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on six (6) proposals and cast their votes as described below. A total of 48,244,264 shares were represented in person or by proxy, which represented a quorum. The matters below are described in detail in the Definitive Proxy Statement.

Proposal 1 – Election of Directors Proposal

The following two (2) nominees were elected as Class III directors of the Company’s Board of Directors (the “Board”), each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
1. William Clark	35,039,749	1,143,763	12,060,752
2. Gary Sender	35,909,610	273,902	12,060,752

Proposal 2 – Auditor Ratification Proposal

The stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,499,835	140,624	603,805	0

Proposal 3 – Say-on-Pay Proposal

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,524,321	404,426	254,765	12,060,752

Proposal 4 - Authorized Share Increase Proposal

The stockholders approved the Certificate of Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 275,000,000 shares to 500,000,000 shares (the “Authorized Share Increase Proposal”), as described above under Item 5.03 and in the Definitive Proxy Statement. The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,730,093	2,052,563	461,608	0

Proposal 5 - Plan Amendment Proposal

The stockholders approved the Plan Amendment (the “Plan Amendment Proposal”), as described above under Item 5.02 and in the Definitive Proxy Statement. The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,693,575	8,263,100	226,837	12,060,752

Proposal 6 - Adjournment Proposal

The stockholders approved the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were not sufficient votes in favor of Authorized Share Increase Proposal and/or the Plan Amendment Proposal, as described in the Definitive Proxy Statement. The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,867,928	8,100,316	215,268	12,060,752

Notwithstanding the approval of this proposal, because each of the Authorized Share Increase Proposal and the Plan Amendment Proposal received the requisite votes for approval at the Annual Meeting as convened, it was not necessary for the Company to adjourn the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Certificate of Incorporation of iBio, Inc.
10.1	Amendment No. 1 to the iBio, Inc. 2023 Omnibus Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.

Date: October 19, 2026	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	Chief Legal Officer and Corporate Secretary